Exhibit 99.2
FIRST UNITED ETHANOL, LLC.
NON-QUALIFIED MEMBERSHIP UNIT OPTION AGREEMENT
MEMBERSHIP UNIT OPTION for a total of 383 Membership Units, representing one-half of one percent (1/2 of 1%) of the outstanding Membership Units, measured as of the close of the federally registered offering of Membership Units on Form SB-2, of First United Ethanol, LLC (the “Company”) is by this Membership Unit Option Agreement and Grant Notice (the “Agreement”) hereby granted to Murray L. Campbell (the “Optionee”) subject in all respects to the terms and provisions of the First United Ethanol, LLC Membership Unit Option Plan (the “Plan”), dated April 11, 2007, which has been adopted by the Company and is incorporated herein by reference.
A. Grant Under First United Ethanol, LLC Membership Unit Option Plan. This option is granted pursuant to and is governed by the First United Ethanol, LLC 2007 Membership Unit Option Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. This Agreement shall be effective as of the 9th day of April, 2009, and such date shall constitute the Grant Date of the Option granted hereunder. Capitalized terms used but not defined herein shall have the meanings prescribed to such terms in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on the Grant Date under this Agreement.
B. Grant as Non-Qualified Option; Other Option. This option is intended to be a non-qualified membership option (rather than an incentive membership unit option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.
C. Price; Exercisability of Option; Vesting.
1. Price. The Option Price as determined by the Committee is One Thousand Dollars ($1,000.00) per Membership Unit.
2. Full Exercisability. This option may be exercised at any time and from time to time for all or any portion of the Option Units, except that this option may not be exercised for a fraction of a unit. The foregoing right (subject to Sections D or E hereof if the Optionee ceases to be employed by the Company) may be exercised on or before the date which is ten years from the Grant Date. Option Units which are “Unvested Units,” as specified in paragraph (3) below, shall, if purchased, be subject to the Company’s Repurchase Option described in Section F unless and until they become “Vested Units” in accordance with paragraph (3) below. As of any date, the Option Units issued upon the exercise of this option on or before such date (the “Issued Units”) shall first be deemed to be Vested Units up to the number of Option Units that are Vested Units under Section C(3) below as of such date and any Issued Units in excess of the number of Vested Units as of such date shall be deemed to be Unvested Units. The term “Option Units” used without reference to either Unvested Units or Vested Units shall mean both Unvested Units and Vested Units, without distinction.

Execution Version
3. Vesting. All of the Option Units initially shall be Unvested Units. For so long as the Optionee maintains a continuous service to the Company as an employee (a “Business Relationship”), Unvested Units (whether or not previously purchased) shall become Vested Units (or shall “vest”) and the Optionee may exercise this Option, in accordance with the following schedule:
(i) During calendar year 2008, zero percent (0%) of the Membership Units subject to this Option.
(ii) During calendar year 2009, eight percent (8%) per calendar quarter of the Membership Units subject to this Option, such Membership Units to vest on the last day of each respective calendar quarter.
(iii) During calendar year 2010, eight percent (8%) per calendar quarter of the Membership Units subject to this Option, such Membership Units to vest on the last day of each respective calendar quarter.
(iv) During calendar year 2011, eight percent (8%) per calendar quarter of the Membership Units subject to this Option for the first three calendar quarters, such Membership Units to vest on the last day of each respective calendar quarter. The remaining twelve percent (12%) of the Membership Units subject to this Option shall vest on the last day of the fourth calendar quarter.
In addition, in the event the Company’s Repurchase Option becomes exercisable pursuant to Section F below, and the Company elects not to exercise its option for the repurchase of any or all of the Unvested Units, then upon the expiration of the Repurchase Option Period (as defined in Section F), any and all Option Units not repurchased by the Company shall become Vested Units. The Committee may, in its discretion, accelerate any of the foregoing vesting dates.
4. Accelerated Vesting of Unvested Units Upon Change in Control. In the event of a Change of Control of the Company prior to the year 2012, the Optionee’s rights to exercise this Option shall immediately become fully vested and the Optionee shall have the right, immediately prior to such Change of Control, to exercise this Option in full or in part.
Notwithstanding any other provision of this Agreement, the Optionee shall exercise this Option only to the extent that, when combined with all other applicable employee remuneration, any exercise of this Option does not result in the inclusion of total remuneration for services exceeding one million dollars ($1,000,000.00) in the gross income of the Optionee in any taxable year. The total remuneration dollar limitation shall be adjusted from time to time to reflect the allowable deduction limitation provided in Section 162(m) of the Code. If otherwise allowed by this Agreement and the Plan, any exercise of this Option that would result in the inclusion of applicable employee remuneration exceeding one million dollars ($1,000,000.00) in the gross income of the Optionee in any taxable year shall be deferred until the taxable year immediately following the taxable year in which any exercise of this Option is disallowed by this paragraph.
5. Definitions. For purposes of this Section C, the term “Change in Control” shall mean (i) the effective time of a consolidation of the Company with, or merger of the Company with or into, another corporation or other business organization in which the units of the Company are converted into or otherwise exchanged for less than fifty percent (50%) of the units of a resulting or surviving corporation that is not an affiliate of the Company, (ii) the closing of a sale or conveyance of all or substantially all of the assets of the Company to another corporation or business organization that is not an affiliate of the Company, or (iii) an acquisition in a transaction or a series of related transactions by a non-affiliated person or group (as defined in Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended) of more than a majority of the outstanding units of the Company. For purposes of this paragraph, the term “affiliate” shall have the same meaning as the definition set forth in Rule 405 of the Securities Act of 1933.

Execution Version
D. Termination of Business Relationship.
1. Termination Other Than For Cause. If the Optionee’s Business Relationship with the Company terminates, other than by reason of death or disability as defined in Section E or termination for Cause as defined in Section D(3), vesting of Unvested Units shall immediately cease, this option shall terminate (may no longer be exercised) immediately as to any Unvested Units and may be exercised only as to any Option Units that are Vested Units on the date of termination of the Optionee’s Business Relationship. This option may then be exercised only as to any Option Units that are Vested Units as of such termination date on or prior to the date which is 90 days after the date of termination of the Optionee’s Business Relationship (but not later than the scheduled expiration date). In the event of termination of the Optionee’s Business Relationship, the Repurchase Option described in Section F shall also be applicable. For purposes hereof, a Business Relationship shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); PROVIDED that the period of such leave does not exceed 90 days or, if longer, any period during which the Optionee’s right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Company shall not be considered an interruption of the Business Relationship for purposes hereof; PROVIDED that such written approval contractually obligates the Company to continue the Business Relationship of the Optionee after the approved period of absence. This option shall not be affected by any change of Business Relationship within the Company so long as the Optionee continuously maintains its Business Relationship with the Company.
2. Termination For Cause. If the Business Relationship of the Optionee is terminated for Cause (as defined in Section D(3)), this option shall terminate (may no longer be exercised) as to any Vested Units and Unvested Units upon the Optionee’s receipt of written notice of such termination. In the event of termination of the Optionee’s Business Relationship, the Repurchase Option described in Section F shall also be applicable.
3. Definition of Cause. “Cause” shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his Business Relationship; provided, however, that any actions taken in good faith, based on appropriate information and carried out with the honest belief that the action taken was in the best interests of the Company shall not, regardless of the actual or perceived results of such actions, be deemed grounds for Cause as herein defined; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.
E. Death; Disability.
1. Death. If the Optionee dies while in a Business Relationship with the Company, vesting of Unvested Units shall immediately cease. In such event, this option may be exercised only as to any Option Units that are Vested Units on the date of the Optionee’s death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section J, and this option may be exercised only on or prior to the date which is 180 days after the date of death (but not later than the scheduled expiration date). In the event of death, the Repurchase Option described in Section F shall also be applicable.

Execution Version
2. Disability. If the Optionee ceases its Business Relationship with the Company by reason of his or her disability, vesting of Option Units shall immediately cease; this option may be exercised only as to any Option Units that are Vested Units on the date of termination of the Optionee’s Business Relationship; and this option may be exercised only on or prior to the date which is 12 months after the date of termination of the Optionee’s Business Relationship (but not later than the scheduled expiration date). In the event of such termination of Business Relationship, the Repurchase Option described in Section F shall also be applicable. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.
F. Repurchase Option. In the event of any voluntary or involuntary termination of the Optionee’s Business Relationship with the Company for any or no reason, including by reason of death or disability, the Company shall, upon and from the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive, assignable option (the “Repurchase Option”) for a period of ninety (90) days following the termination of such Business Relationship (the “Repurchase Option Period”) to repurchase all or any portion of the Unvested Units held by the Optionee at the original purchase price per unit paid by the Optionee. Such option may be exercised by the Company by sending written notice to the Optionee, which notice shall specify the number of Unvested Units being so repurchased and which notice shall be accompanied by the Company’s check for the purchase price of those units. Upon the sending of such notice and check, the Company shall become the legal and beneficial owner of the Unvested Units being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Units being repurchased by the Company.
G. Payment of Exercise Price.
1. Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment:
(i) in cash, or by check payable to the order of the Company; or
(ii) delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.
H. Restrictions on Resale; Legend.
1. Transfer Restrictions.
(i) Unvested Units. The Optionee agrees not to sell, assign, transfer, pledge, hypothecate, gift, mortgage or otherwise encumber or dispose of (except to the Company or any successor to the Company) all or any Unvested Units or any interest therein, and any Unvested Units purchased upon exercise of this option shall be held in escrow by the Company in accordance with the terms of Section S below unless and until they become Vested Units.
(ii) Vested Units. Option Units that are Vested Units shall be transferred in accordance with the terms and conditions contained in the Company’s Operating Agreement as it may be amended from time to time and in accordance with the provisions of Section P, if applicable.

Execution Version
(iii) Securities Act Restrictions. Option Units will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, such units must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Option Units shall bear a legend substantially as follows:
“The units represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Non-Qualified Membership Unit Option Agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge.”
2. Termination of Restrictions. The restrictions on transfer contained in Section H(1)(ii) (including without limitation the provisions of Section P) shall expire as to Option Units on the occurrence of a distribution to the public of membership units of the Company pursuant to an effective registration statement filed under the Securities Act or any successor statute (a “Public Offering”).
I. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Units for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such units, and the Company shall deliver a certificate or certificates representing such units as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section E hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.
J. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee’s lifetime only the Optionee can exercise this option.
K. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.
L. No Obligation to Continue Business Relationship. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to continue the Optionee in the Business Relationship.
M. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for distributions or similar rights for which the record date is prior to such date of exercise.
N. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as unit splits and mergers. Provisions in the Plan for adjustment with respect to units subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

Execution Version
O. Withholding Taxes, Section 83(b) Election.
1. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Membership Unit or other property acquired pursuant to this option, the Optionee hereby agrees that the Company may withhold from the Optionee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Membership Unit or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.
2. Section 83(b) Election. The Optionee acknowledges that if this option is exercised as to any Unvested Units, such Unvested Units may be treated as subject to a substantial risk of forfeiture under Section 83(a) of the Code. In such event, the Optionee may make an election under Section 83(b) to include in income currently the difference between the fair market value of such Unvested Units and the exercise price. If the Optionee does not make such an election, the Optionee understands that he or she will recognize income at the time such Unvested Units become Vested Units. The Optionee agrees to consult with his or her own tax advisor prior to the exercise of this option for Unvested Units.
P. Company’s Right of First Refusal.
1. Exercise of Right. If the Optionee desires to transfer all or any part of the Vested Units to any person other than the Company (an “Offeror”), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Optionee’s desire to transfer such units, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Vested Units (the “Company Option Units”) specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Optionee. If the Company elects to purchase any or all of such Company Option Units, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such Company Option Units at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.
2. Sale of Option Units to Offeror. The Optionee may, for 60 days after the expiration of the 30-day option period as set forth in Section P(1), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Units not purchased or agreed to be purchased by the Company or its assignee; PROVIDED, HOWEVER, that the Optionee shall not sell such Option Units to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Optionee, within 30 days of its receipt of the Option Notice, stating that the Optionee shall not sell his or her Option Units to such Offeror; and PROVIDED, FURTHER, that prior to the sale of such Option Units to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section P. If any or all of such Option Units are not sold pursuant to an Offer within the time permitted above, the unsold Option Units shall remain subject to the terms of this Section P.

Execution Version
3. Failure to Deliver Option Units. If the Optionee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Units to be sold to the Company or its assignee pursuant to this Section P, the Company shall have the right to deposit the purchase price for such Company Option Units in a special account with any bank or trust company, giving notice of such deposit to the Optionee, whereupon such Company Option Units shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Optionee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Optionee shall thereafter look only to the Company for payment.
4. Expiration of Company’s Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company (or any of its assignees) and the transfer restrictions set forth in Section P(1)-(3) above shall remain in effect until the occurrence of a Public Offering.
Q. Put-Rights.
1. Effect of Vesting. With respect to Membership Units of the Company which have become Vested Units pursuant to Section C, upon an event described in Section Q(3), the Optionee shall have the right to “put” the Vested Units to the Company; PROVIDED, the Optionee has made a good faith effort to sell the Membership Units on the Company’s Qualified Matching Service by listing the Membership Units for a period of at least 60 days, but has been unsuccessful in selling such Membership Units. If the Optionee is unable to sell the Membership Units through the Qualified Matching Service as described above, the Optionee may exercise his “put” option hereunder and the Company shall be obligated and required to purchase from the Optionee all the Vested Units of the Company held by the Optionee at the time of such event, subject to any covenants contained in the Company’s loan agreements with its senior lender. The price per Membership Unit will be the price determined under the provisions of Section Q(4). Any exercise of a “put” option by the Optionee hereunder shall include all (and not less than all) of the Vested Units held by the Optionee, his transferees or his Estate. For purposes of this Agreement, any transferee of the Optionee, or the Estate of the Optionee, shall be treated in the same manner as the Optionee and the procedure for purchase and sale provisions under Section Q(5) shall apply in the same manner to the Optionee, all of his transferees, and his Estate, as the circumstances shall require. However, only the Optionee, the Optionee’s Estate (if the Optionee is deceased) or the Optionee’s duly appointed and qualified agent (if the Optionee is incompetent) may exercise the “put” options described herein.
2. Option Period. The “put” option described in Section Q(1) shall be exercisable during a 30 day option period. The 30 day option period shall commence as of the day following the last day of the 60 day period during which the Optionee must attempt to sell the Membership Units on the Company’s Qualified Matching and shall expire 30 days later. Following the termination of the 30 day period for the exercise of the “put” option, the Optionee’s “put” option rights shall expire.

Execution Version
3. Events Allowing Exercise of “Put” Option by Optionee. Vested Membership Units owned by the Optionee may be “put” to the Company by the Optionee as described in Section Q(1) at the price determined under the provisions of Section Q(4) if the Optionee terminates employment with the Company because of, or following, any of the events set forth in subparagraphs (i) through (v) inclusive.
(i) Death while employed by the Company.
(ii) Becoming disabled as defined in Section E while employed by the Company.
(iii) Termination of employment by the Optionee because of a Change of Control of the Company as defined in Section C. The Optionee shall conclusively be deemed to have terminated his employment with the Company because of a Change of Control of the Company if the Optionee terminates his employment (whether voluntarily or involuntarily) with the Company at any time within six (6) months after a Change of Control has occurred.
(iv) Termination of the Optionee’s employment by the Company other than for Cause. A voluntary resignation by the Optionee shall not be considered a termination of the Optionee’s employment by the Company under this subparagraph.
(v) Termination of the Optionee’s employment with the Company on or after the Optionee attains the age of 65.
4. Determination of Purchase Price. With respect to any purchase by the Company pursuant to the exercise by the Optionee of his “put” option hereunder, such purchase price shall be based on the weighted average price of Membership Units transferred on the Company’s Qualified Matching Service for the 60 day period immediately preceding the exercise of the “put” option by the Optionee; so long as six or more transfers have occurred on the Company’s Qualified Matching Service within that 60 day period. If there have been fewer than six transfers within that 60 day period, the purchase price shall be based on an appraisal as follows: The Company, at its expense, shall commission an appraisal of the Membership Units and the Optionee shall be given 10 calendar days to consider the results of such appraisal and determine whether to elect to accept the appraised value as the purchase price or to commission a separate appraisal, at Optionee’s expense. If the Optionee does not elect to commission a separate appraisal, the appraised value as determined by the Company’s appraiser shall be the purchase price of the Membership Units. If the Optionee elects to commission a separate appraisal, the purchase price shall be the average of the two separate appraisals, one commissioned by the Optionee and one commissioned by the Company. The Optionee and the Company shall each bear the cost associated with their respective appraisal. The Optionee and the Company may alternatively elect to use any other mutually agreeable method of valuation to establish the purchase price.
5. Procedure for Sale and Purchase of Membership Units. The purchase of the Membership Units by the Company pursuant to the exercise of the “put” option by the Optionee shall be made in accordance with the schedule set forth in Section Q(2) and in accordance with the following procedure:
(i) If the Optionee exercises his “put” option during the option period, he will provide the Company with written notice of such exercise within the 30 day exercise period. Thereafter, and within 30 days, the Company shall schedule a time and place for the closing, which closing shall not be later than 30 days after the Optionee’s written notice described herein.

Execution Version
(ii) At the closing, the Optionee will deliver to the Company certificates representing all of the Membership Units purchased hereunder and duly endorsed, including all Membership Units held by his transferee or transferees. Upon the receipt of such Membership Unit certificates, the Company will deliver to the Optionee a check and, if elected by the Company under Section Q(5)(iii), a promissory note for the balance of the purchase price. If the Optionee fails to deliver the Membership Unit certificates to the Company at the closing, the Company may deposit the purchase price with the Treasurer or Chief Financial Officer of the Company and thereafter the Membership Units will be deemed to have been transferred to the Company. The Optionee, despite his failure to deliver the Membership Unit certificates, will have no further rights derived from such Membership Units as a member of the Company. In this event, the Treasurer or Chief Financial Officer of the Company shall continue to hold the purchase price for such Membership Units and will make payment thereof, without interest, in check and, if applicable, a promissory note, upon delivery of the Membership Unit certificates to the Company, accompanied by the appropriate endorsements.
(iii) The Company reserves the right to pay up to 50 percent of the purchase price by the issuance of a non-negotiable promissory note in favor of the Optionee with such note to call for 20 equal quarterly payments of principal with fixed (and not variable) interest on each principal payment determined in accordance with the prime rate of interest set forth in the Money Section of The Wall Street Journal at the time of the issuance of such promissory note.
(iv) With respect to any promissory note issued to the Optionee hereunder, the promissory note shall provide that the Company has the right at any time to prepay all or any portion of the principal called for under the promissory note without penalty and without the payment of any unearned interest.
(v) In connection with any purchase of Membership Units by the Company under this Agreement, if at the time of such purchase the Optionee is indebted to the Company by virtue of the purchase of the Membership Units by the Optionee from the Company hereunder, the indebtedness (including accrued interest) of the Optionee to the Company shall offset and reduce the purchase price which the Company shall pay for the Membership Units.
(vi) If the Company has issued a non-negotiable promissory note to the Optionee for a portion of the purchase price, then the Company shall have the right to withhold or defer note payments if it reasonably appears to the Company that the Optionee has violated any post employment restrictive covenants applicable to the Optionee. However, no prior payments to the Optionee (either as a down payment or as prior payments on the promissory note), shall be refundable to the Company. The provisions of this Section Q(5)(vi) shall apply only to the Optionee and not to the transferees of the Optionee or to the Estate of the Optionee. Any dispute arising under this Subsection (vi) shall be resolved in accordance with the provisions of Section T.

Execution Version
R. Lock-Up Agreement. The Optionee agrees that in connection with any underwritten public offering of Membership Units, upon the request of the Company or the principal underwriter managing such public offering, the Option Units may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the execution of an underwriting agreement in connection with such offering, or such longer period of time as the Committee may determine if all of the Company’s directors and executive officers agree to be similarly bound. The obligations under this Section R shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date two (2) years after the closing of the Company’s initial public offering; PROVIDED, HOWEVER, that this Section R shall cease to apply to any Option Units sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.
S. Escrow of Unvested Units.
1. If this option is exercised as to any Unvested Units, such Unvested Units shall be issued in the name of the Optionee, but shall be held in escrow by the Company, acting in the capacity of escrow agent, together with an unit assignment executed by the Optionee with respect to such Unvested Units.
2. With respect to any Unvested Units held in escrow that become Vested Units, the Company shall promptly issue a new certificate for the number of units that have become Vested Units and shall deliver such certificate to the Optionee and shall retain in escrow a new certificate for any remaining Unvested Units in exchange for the all or the relevant portion of the applicable certificate then being held by the Company as escrow agent.
3. Subject to the terms hereof, the Optionee shall have all the rights of a unitholder with respect to the Unvested Units while they are held in escrow, including without limitation, the right to vote the Unvested Units and receive any cash distributions declared thereon.
4. The Company may terminate this escrow at any time. The Company may also appoint another entity to serve as escrow agent hereunder, in which event the Optionee agrees to execute all documents requested by the Company in connection therewith.
T. Provision of Documentation to Optionee. By signing this Agreement, the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.
U. Miscellaneous.
1. Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Optionee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.
2. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

Execution Version
3. Issuance of Securities. Except as expressly provided herein or in the Plan, no issuance by the Company of membership units shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of units subject to this option.
4. Adjustments for Changes in Capital Structure. If there shall be any change in the Membership Units of the Company through merger, consolidation, reorganization, recapitalization, unit split, combination or exchange of units, spin-off, split-up or other similar change in capitalization or event, the restrictions and other provisions contained in Section C, Section F, Section H, Section P, Section Q, Section R and Section S shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Units, except as otherwise determined by the Committee.
5. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.
6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section J hereof.
7. Compliance with Securities Laws. This Option may not be exercised if the issuance of Membership Units of the Company upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. The Optionee, as a condition to his exercise of this Option, represents to the Company that the Membership Units of the Company that he acquires under this Option are being acquired by him for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.
8. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.
9. Waiver. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party’s right to subsequent enforcement and strict compliance with every provision of this Agreement.
10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of Georgia, without giving effect to the principles of the conflicts of laws thereof.
11. Dispute Resolution. The parties agree to arbitrate any dispute, claim or controversy arising out of this Agreement. The arbitration shall be conducted in Camilla, Georgia and shall be administered by Henning Mediation and Arbitration Services and governed by Georgia law. The parties agree to cooperate in reasonable, prompt and limited discovery prior to presentation of the case to the Arbitrator. The Arbitrator’s decision shall be in writing and shall set forth findings of fact and reasoning on conclusions regarding the issues submitted. The Arbitrator shall not amend, modify, nullify, ignore or add to the provisions of this Agreement. The Arbitrator’s decision shall be binding on the parties and may be confirmed and entered as final judgment in any court of competent jurisdiction and enforced accordingly. All costs and expenses of the Arbitrator shall be borne equally by the parties. Any other expenses incurred by the parties shall be paid by the party incurring same.

Execution Version
12. Optionee’s Acknowledgement. The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan and this Agreement. As a condition to the issuance of Membership Units of the Company under this Option, the Optionee agrees to be bound by the terms, conditions and restrictions contained in the Company’s Operating Agreement as it may be amended from time to time, including but not limited to Section 9 thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee upon any questions arising under the Plan. As a condition to the issuance of Membership Units of the Company under this Option, the Optionee agrees to remit to the Company at the time of any exercise of this Option any taxes required to be withheld by the Company under federal, state or local law as a result of the exercise of this Option.
The Optionee acknowledges that any Membership Units acquired pursuant to the exercise of this Option will be governed by the terms and conditions of the Company’s Operating Agreement, which the Optionee accepts and by which the Optionee agrees to be legally bound. The Optionee represents and has been informed that the Membership Units which may be issued pursuant to an exercise of this Option must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. The Optionee hereby acknowledges that following the exercise of this Option the Company may refuse to transfer any Membership Units to any person unless (i) the Optionee furnishes the Company with a no action letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Company stating that such transfer is not in violation of the Securities Act of 1933 or state securities laws and will not violate any of the exemptions from federal and state securities registration relied upon by the Company, and (ii) the transfer is made in accordance with the terms of the Company’s Operating Agreement. The Optionee agrees that in the event this Option is exercised, appropriate legends may be placed on the membership certificate evidencing ownership of Membership Units to give notice of the restrictions set forth in this Agreement.
The Optionee represents and has been informed that any securities issued pursuant to an exercise of this Option have not been registered with the Securities and Exchange Commission or any state securities commission, that the Company will rely upon certain exemptions from registration under the Securities Act of 1933 and that the Company’s reliance on such exemptions will be based in part upon the representations of the Optionee contained herein. The Optionee acknowledges that he has been informed that the Membership Units issued pursuant to an exercise of this Option have not been approved or disapproved by the Securities and Exchange Commission or any state securities agency or any other regulatory authority. The Optionee represents and warrants that upon the exercise of this Option, the Membership Units being acquired will be acquired for the Optionee’s own account without a view to public distribution or resale and that the Optionee has no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any Membership Units or any portion thereof to any other person. The Optionee understands that the Membership Units issued pursuant to the exercise of this Option are subject to substantial restrictions on transfer under the federal and state securities laws, which restrictions are in addition to certain other restrictions set forth in the Company’s Operating Agreement. The Optionee understands that (i) in the event this Option is exercised the Company has no obligation or intention to register any Membership Units issued for resale or transfer under the Securities Act of 1933 or any state securities laws or to take any action (including the filing of reports or the publication of information as required by Rule 144 under the Securities Act of 1933) which would make available any exemption from the registration requirements of any such laws and (ii) the Optionee therefore may be precluded from selling or otherwise transferring or disposing of any Membership Units or any portion thereof for an indefinite period of time or at any particular time.

Execution Version

Optionee		First United Ethanol, LLC

By:	/s/ Murray L. Campbell Murray L. Campbell	By:	/s/ Miley Adams Miley Adams,
Date: 4/9/09			Chairman of Compensation Committee
[EXECUTION PAGE FOR NON-QUALIFIED MEMBERSHIP UNIT OPTION AGREEMENT]